Exhibit 10.4

BLACKHAWK NETWORK HOLDINGS, INC.

2013 EQUITY INCENTIVE AWARD PLAN

PERFORMANCE SHARE AWARD GRANT NOTICE

Blackhawk Network Holdings, Inc., a Delaware corporation, (the “Company”), pursuant to the Blackhawk Network Holdings, Inc. 2013 Equity Incentive Award Plan, as amended from time to time (the “Plan”), hereby grants to the individual listed below (the “Participant”), in consideration of the mutual agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, a Performance Share Award (the “Performance Shares”). Each Performance Share represents the right to receive one share of Common Stock (as defined in the Plan) upon the achievement of certain performance goals (the “Shares”). This award is subject to all of the terms and conditions set forth herein and in the Performance Share Award Agreement attached hereto as Exhibit A (the “Performance Share Award Agreement”) and the Plan, each of which are incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Performance Share Award Grant Notice (the “Grant Notice”) and the Performance Share Award Agreement.

Participant:	[ ]

Grant Date:	[ ]

Target Number of Performance Shares:	[ ]

Performance Period:	[ ]

Performance Goals:	Except as otherwise set forth in the Performance Share Award Agreement, the Participant is eligible to receive Shares based upon the Company’s attainment, during the Performance Period, of the Performance Goals set forth in Section 2.2 of the Performance Share Award Agreement.

Termination:	The Participant shall forfeit all Performance Shares upon the Participant’s Termination of Service prior to the Vesting Date.

By his or her signature and the Company’s signature below, the Participant agrees to be bound by the terms and conditions of the Plan, the Performance Share Award Agreement and this Grant Notice. The Participant has reviewed the Performance Share Award Agreement, the Plan and this Grant Notice in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice and fully understands all provisions of this Grant Notice, the Performance Share Award Agreement and the Plan. The Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator of the Plan upon any questions arising under the Plan, this Grant Notice and/or the Performance Share Award Agreement. In addition, by signing below, the Participant also agrees that the Company or any Affiliate, in its sole discretion, may satisfy any withholding obligations in accordance with Section 3.5 of the Performance Share Award Agreement by (i) withholding shares of Common Stock otherwise issuable to the Participant in connection with the vesting or payment of the Performance Shares, (ii) instructing a broker on the Participant’s behalf to sell shares of Common Stock otherwise issuable to the Participant in connection with the vesting or payment of the Performance Shares and remit the proceeds of such sale to the Company, or (iii) using any other method permitted by Section 3.5 of the Performance Share Award Agreement or the Plan. If the Participant is married or has a registered domestic partner, his or her spouse has signed the Consent of Spouse attached to this Grant Notice as Exhibit B.

BLACKHAWK NETWORK HOLDINGS, INC.:	PARTICIPANT:

By:	By:
Print Name:	Print Name:
Title:
Address:	Address:

EXHIBIT A

TO PERFORMANCE SHARE AWARD GRANT NOTICE

PERFORMANCE SHARE AWARD AGREEMENT

Pursuant to the Performance Share Award Grant Notice (the “Grant Notice”) to which this Performance Share Award Agreement (this “Agreement”) is attached, Blackhawk Network Holdings, Inc., a Delaware corporation (the “Company”), has granted to the Participant a performance share award (the “Performance Shares”) under the Blackhawk Network Holdings, Inc. 2013 Equity Incentive Award Plan, as amended from time to time (the “Plan”).

ARTICLE 1.

GENERAL

1.1 Defined Terms. Wherever the following terms are used in this Agreement they shall have the meanings specified below, unless the context clearly indicates otherwise. Capitalized terms not specifically defined herein shall have the meanings specified in the Plan and the Grant Notice.

(a) “Adjusted EBITDA” shall mean the Adjusted EBITDA calculated in accordance with the same methodology used to calculate such named Non-GAAP metric as reported in the Company’s Part II, Item 7 “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission.

(b) “Adjusted EBITDA Growth” shall mean (i) the Company’s Adjusted EBITDA for the Performance Period minus the Company’s Adjusted EBITDA for fiscal year [            ], divided by (ii) the Company’s Adjusted EBITDA for fiscal year [            ].

(c) “Adjusted Operating Revenue” shall mean the Adjusted Operating Revenues calculated in accordance with the same methodology used to calculate such named Non-GAAP metric as reported in the Company’s Part II, Item 7 “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission.

(d) “Adjusted Operating Revenue Growth” shall mean (i) the Company’s Adjusted Operating Revenue for the Performance Period minus the Company’s Adjusted Operating Revenue for fiscal year [            ], divided by (ii) the Company’s Adjusted Operating Revenue for fiscal year [            ].

(e) “Measurement Date” shall mean the date on which the Administrator certifies the achievement of the Performance Goals for the Performance Period.

(f) “Performance Goals” shall mean the Adjusted EBITDA Growth goals and the Adjusted Operating Revenue Growth goals, in each case set forth in Section 2.2.

(g) “Performance Period” shall mean the period beginning on [            ] and ending on [            ].

(h) “Performance-Vest” means that, with respect to a Performance Share, the applicable Performance Goal has been achieved.

(i) “Target Number of Adjusted EBITDA Growth Performance Shares” shall equal the Target Number of Performance Shares set forth in the Grant Notice, multiplied by 0.50.

(j) “Target Number of Adjusted Operating Revenue Growth Performance Shares” shall equal the Target Number of Performance Shares set forth in the Grant Notice, multiplied by 0.50.

(k) “Vest” or “Vested” means that, with respect to a Performance Share, both (i) such Performance Share has Performance-Vested and (ii) the continued service condition has been satisfied.

1.2 Incorporation of Terms of Plan. The Performance Shares are subject to the terms and conditions of the Plan, which are incorporated herein by reference. Except as expressly indicated herein, in the event of any inconsistency between the Plan and this Agreement, the terms of the Plan shall control.

ARTICLE 2.

PERFORMANCE SHARES

2.1 Grant of Performance Shares. In consideration of the Participant’s past and/or continued employment with or service to the Company or an Affiliate and for other good and valuable consideration, effective as of the Grant Date set forth in the Grant Notice (the “Grant Date”), the Company grants to the Participant an award of Performance Shares (this “Award”) as set forth in the Grant Notice, upon the terms and conditions set forth in the Plan and this Agreement.

2.2 Performance-Based Right to Payment.

(a) Subject to Section 2.2(c) hereof, the number of Performance Shares that Performance-Vest and become eligible to Vest in accordance with this Section 2.2(a) shall be determined as of the Measurement Date based on the Company’s Adjusted EBITDA Growth achieved during the Performance Period and shall be determined as follows:

Adjusted EBITDA Growth during Performance Period	Target Number of Adjusted EBITDA Growth Performance Shares that Performance-Vest

[ ]%	[ ]%
[ ]%	[ ]%
[ ]%	[ ]%
[ ]%	[ ]%

If the Company’s Adjusted EBITDA Growth is between the [        ]% and [        ]%, or between [        ]% and [        ]%, then the number of Performance Shares that shall Performance-Vest in accordance with this Section 2.2(a) shall be determined by means of linear interpolation.

(b) Subject to Section 2.2(c) hereof, the number of Performance Shares that Performance-Vest and become eligible to Vest in accordance with this Section 2.2(b) shall be determined as of the Measurement Date based on the Company’s Adjusted Operating Revenue Growth achieved during the Performance Period and shall be determined as follows:

Adjusted Operating Revenue Growth during Performance Period	Target Number of Adjusted Operating Revenue Growth Performance Shares that Performance-Vest

[ ]%	[ ]%
[ ]%	[ ]%
[ ]%	[ ]%
[ ]%	[ ]%

If the Company’s Adjusted Operating Revenue Growth is between the [        ]% and [        ]%, or between [        ]% and [        ]%, then the number of Revenue Performance Shares that Performance-Vest in accordance with this Section 2.2(b) shall be determined by means of linear interpolation.

(a) Notwithstanding anything to the contrary contained herein, in the event that either the Company’s Adjusted EBITDA Growth with respect to the Performance Period or the Company’s Adjusted Operating Revenue Growth with respect to the Performance Period is less than [ ]%, then no Performance Shares shall Performance-Vest and all of the Performance Shares shall automatically be forfeited by the Participant as of the Measurement Date and the Participant’s rights in the Performance Shares and the Award shall thereupon lapse and expire.

(b) The number of Performance Shares that Performance-Vest in accordance with Sections 2.2(a) - (c) hereof shall Vest in full on [        ] (the “Vesting Date”), subject to Participant’s continuous service with the Company or an Affiliate through the Vesting Date.

2.3 Forfeiture.

(a) In the event that the Participant experiences a Termination of Service prior to the Vesting Date, all of the Performance Shares shall thereupon automatically be forfeited by the Participant as of the date of termination and the Participant’s rights in any such Performance Shares and such portion of the Award shall thereupon lapse and expire.

(b) Any outstanding Performance Shares that do not Vest in accordance with this Agreement due to the failure by the Company to achieve the Performance Goals shall automatically be forfeited by the Participant as of the Measurement Date, and the Participant’s rights in any such Performance Shares and such portion of the Award shall thereupon lapse and expire.

2.4 Payment of Shares. As soon as administratively practicable following the vesting of any Performance Shares pursuant to Section 2.2(d) hereof, but in no event later than sixty (60) days after such vesting date (for the avoidance of doubt, this deadline is intended to comply with the “short term deferral” exemption from Section 409A of the Code), the Company shall deliver to the Participant a number of Shares equal to the number of Performance Shares subject to this Award that vest on the applicable vesting date (either by delivering one or more certificates for such Shares or by entering such Shares in book entry form, as determined by the Administrator in its sole discretion).

2.5 Rights as Stockholder. The holder of the Performance Shares shall not be, nor have any of the rights or privileges of, a stockholder of the Company, including, without limitation, voting rights and rights to dividends, in respect of the Performance Shares and any Shares underlying the Performance Shares and deliverable hereunder unless and until such Shares shall have been issued by the Company and held of record by such holder (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company).

2.6 Tax Withholding. The Company or its Affiliates shall be entitled to require a cash payment (or to elect, or permit the Participant to elect, such other form of payment determined in accordance with Section 11.2 of the Plan) by or on behalf of the Participant and/or to deduct from other compensation payable to the Participant any sums required by federal, state or local tax law to be withheld with respect to the grant, vesting or payment of the Award. The number of Shares which shall be so withheld in order to satisfy such federal, state and/or local withholding tax liabilities shall be limited to the number of shares which have a fair market value on the date of withholding equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal, state and/or local tax purposes that are applicable to such supplemental taxable income. Notwithstanding any other provision of this Agreement, the Company shall not be obligated to deliver any certificate representing Shares to the Participant or the Participant’s legal representative or to enter any such Shares in book entry form unless and until the Participant or the Participant’s legal representative, as applicable, shall have paid or otherwise satisfied in full the amount of all federal, state and local taxes applicable to the taxable income of the Participant resulting from the grant or vesting of the Award or the issuance of Shares hereunder.

2.7 Conditions to Delivery of Shares. The Shares deliverable under this Award may be either previously authorized but unissued Shares, treasury Shares or Shares purchased on the open market. Such Shares shall be fully paid and nonassessable. The Company shall not be required to issue or deliver any Shares under this Award prior to fulfillment of the conditions set forth in Section 11.4 of the Plan.

ARTICLE 3.

OTHER PROVISIONS

3.1 Administration. The Administrator shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan and this Agreement as are consistent therewith and to interpret, amend or revoke any such rules. Without limiting the generality of the foregoing, all determinations, interpretations and assumptions relating to the calculation and payment of the Performance Shares (including, without limitation, determinations, interpretations and assumptions with respect to Adjusted EBITDA Growth and Adjusted Operating Revenue Growth) shall be made by the Administrator. All actions taken and all interpretations and determinations made by the Administrator in good faith shall be final and binding upon the Participant, the Company and all other interested persons. No member of the Committee or the Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, this Agreement or the Performance Shares.

3.2 Grant is Not Transferable. Without limiting the generality of any other provision hereof, the Performance Shares shall be subject to the restrictions on transferability set forth in Section 11.3 of the Plan.

3.3 Adjustments. The Participant acknowledges that the Award is subject to modification and termination in certain events as provided in this Agreement and Article 14 of the Plan.

3.4 Amendment, Suspension and Termination. To the extent permitted by the Plan, this Agreement may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Administrator or the Board; provided, however, that, except as may otherwise be provided by the Plan, no amendment, modification, suspension or termination of this Agreement shall adversely affect the Award in any material way without the prior written consent of the Participant.

3.5 Not a Contract of Service Relationship. Nothing in this Agreement or in the Plan shall confer upon the Participant any right to continue to serve as an Employee, Director, Consultant or other service provider of the Company or any of its Affiliates or shall interfere with or restrict in any way the rights of the Company and its Affiliates, which rights are hereby expressly reserved, to discharge or terminate the services of the Participant at any time for any reason whatsoever, with or without Cause, except to the extent expressly provided otherwise in a written agreement between the Company or an Affiliate and the Participant.

3.6 Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan or this Agreement, if the Participant is subject to Section 16 of the Exchange Act, then the Plan, the Award and this Agreement shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by Applicable Law, this Agreement shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

3.7 Conformity to Securities Laws. The Participant acknowledges that the Plan and this Agreement are intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act, and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, as well as all applicable state securities laws and regulations. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Award is granted, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by Applicable Law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

3.8 Limitation on the Participant’s Rights. Participation in the Plan confers no rights or interests other than as herein provided. This Agreement creates only a contractual obligation on the part of the Company as to amounts payable and shall not be construed as creating a trust. The Plan, in and of itself, has no assets. The Participant shall have only the rights of a general unsecured creditor of the Company and its Affiliates with respect to amounts credited and benefits payable, if any, with respect to the Shares issuable hereunder, and rights no greater than the right to receive the Common Stock as a general unsecured creditor with respect to Performance Shares, as and when payable hereunder.

3.9 Successors and Assigns. The Company or any Affiliate may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company and its Affiliates. Subject to the restrictions on transfer set forth in Section 3.2 hereof, this Agreement shall be binding upon the Participant and his or her heirs, executors, administrators, successors and assigns.

3.10 Entire Agreement. The Plan, the Grant Notice and this Agreement (including all Exhibits thereto, if any) constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and its Affiliates and the Participant with respect to the subject matter hereof.

3.11 Notices. Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of the Secretary of the Company at the Company’s principal office, and any notice to be given to the Participant shall be addressed to the Participant at the Participant’s last address reflected on the Company’s records. Any notice shall be deemed duly given when sent via email or when sent by reputable overnight courier or by certified mail (return receipt requested) through the United States Postal Service.

3.12 Governing Law. The laws of the State of Delaware shall govern the interpretation, validity, administration, enforcement and performance of the terms of this Agreement regardless of the law that might be applied under principles of conflicts of laws.

3.13 Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

3.14 Section 409A. The Performance Shares are not intended to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code (together with any Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the date hereof, “Section 409A”). However, notwithstanding any other provision of the Plan, the Grant Notice or this Agreement, if at any time the Administrator determines that the Performance Shares (or any portion thereof) may be subject to Section 409A, the Administrator shall have the right in its sole discretion (without any obligation to do so or to indemnify the Participant or any other person for failure to do so) to adopt such amendments to the Plan, the Grant Notice or this Agreement, or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, as the Administrator determines are necessary or appropriate for the Performance Shares to be exempt from the application of Section 409A or to comply with the requirements of Section 409A.

EXHIBIT B

TO PERFORMANCE SHARE AWARD GRANT NOTICE

CONSENT OF SPOUSE

I,                     , spouse of             , have read and approve the Performance Share Award Grant Notice (the “Grant Notice”) to which this Consent of Spouse is attached and the Performance Share Award Agreement (the “Agreement”) attached to the Grant Notice. In consideration of issuing to my spouse the shares of the common stock of Blackhawk Network Holdings, Inc. set forth in the Grant Notice, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Agreement and agree to be bound by the provisions of the Agreement insofar as I may have any rights in said Agreement or any shares of the common stock of Blackhawk Network Holdings, Inc. issued pursuant thereto under the community property laws or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Agreement.

Dated:
Signature of Spouse

B-1